UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report July 16, 2007
(Date of earliest event reported) (July 10, 2007)

NETFABRIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21419	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Cherry Hill Road
Parsippany, NJ 07054
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (973) 537-0077

3 Stewart Court, Denville, NJ 07834
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On July 10, 2007, the Company sold an aggregate of 11,250,000 shares of the Company’s common stock, par value $0.01 (the “Common Stock”) to four investors, for an aggregate purchase price of $450,000, including $100,000 from Fred Nazem, a stockholder of the Company.

The Company did not pay any underwriting discounts or commissions in connection with the sale of the Common Stock in these transactions.

Issuance of the securities was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. The shares were sold to accredited investors in various private placements without the use of any form of general solicitation or advertising. The underlying securities are “restricted securities” subject to applicable limitations on resale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFABRIC HOLDINGS, INC.

Date: July 16, 2007	By:	/s/ Fahad Syed
Name: Fahad Syed
Title: Chairman and CEO